UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 10, 2004

MANDALAY RESORT GROUP

(Exact Name of Registrant as specified in its charter)

Nevada	1-8570	88-0121916
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119

(Address of principal executive offices)

Registrant=s telephone number, including area code  (702) 632-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 8.01.               Other Events.

In a press release dated December 10, 2004, Mandalay Resort Group announced that the Agreement and Plan of Merger dated as of June 15, 2004 among MGM MIRAGE, MGM MIRAGE Acquisition Co. #61 and the company was approved by the company’s stockholders.  The transactions contemplated by the agreement are still subject to the satisfaction of other customary closing conditions contained in the agreement, including the receipt of all regulatory and governmental approvals.  Accordingly, there can be no assurance as to when or if the merger will be consummated.  A copy of the press release is included as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.               Financial Statements and Exhibits.

(c)                                  Exhibits:

99.1                           Press Release dated December 10, 2004, announcing that Mandalay’s stockholders have approved the merger with MGM MIRAGE.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDALAY RESORT GROUP

Dated: December 10, 2004	By:	/s/ LES MARTIN
Les Martin
Vice President, Chief Accounting Officer
and Treasurer

Index to Exhibits

No.	Description
99.1	Press Release dated December 10, 2004, announcing that Mandalay’s stockholders have approved the merger with MGM MIRAGE.